Exhibit 10.37

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of November 9, 2020 (this “Amendment Agreement”), in respect of that certain Credit Agreement, dated as of September 21, 2020 (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”) among WINDSTREAM SERVICES II, LLC, a Delaware limited liability company (the “Borrower”), WINDSTREAM HOLDINGS II, LLC, a Delaware limited liability company (“Holdings”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent and each L/C Issuer and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, any provision of the Credit Agreement may be amended with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any Lender, to cure ambiguities, inconsistencies, omissions, mistakes or defects (including to correct or cure incorrect cross references or similar inaccuracies) (each, a “Technical Amendment”); and

WHEREAS, the Borrower and the Administrative Agent desire to effect certain Technical Amendments to the Credit Agreement, subject to the terms and conditions set forth herein and in the Credit Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. The rules of construction and other interpretive provisions specified in Article 1 of the Credit Agreement shall apply to this Amendment Agreement, including terms defined in the preamble and recitals hereto.

Section 2. Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth in the pages of the Credit Agreement attached as Exhibit A hereto (with text in the Credit Agreement attached as Exhibit A hereto indicated as being (I) deleted or “stricken text” textually in the same manner as the following example: ~~stricken text~~; and (II) new or added textually in the same manner as the following example: double-underlined text) (such Technical Amendments set forth in Exhibit A hereto, collectively, the “Credit Agreement Amendments”).

Section 3. Effect of Amendments; Reaffirmation; Etc. (a) Except as expressly set forth herein, this Amendment Agreement and the Credit Agreement Amendments effected hereby shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Amended Credit Agreement (as defined below) or under any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended pursuant to this Amendment Agreement or any other provision of the Credit Agreement as amended pursuant to this Amendment Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b)            Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Amendment Effective Date, refer to the Credit Agreement as amended by the Credit Agreement Amendments (as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Amended Credit Agreement”). From and after the Amendment Effective Date, each reference to the “Credit Agreement” in each Loan Document shall refer to the Amended Credit Agreement contemplated hereby.

(c)            From and after the Amendment Effective Date, this Amendment Agreement shall be a Loan Document.

Section 4. Effectiveness. This Amendment Agreement shall become effective on the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a)            the Administrative Agent shall have received from the Borrower a counterpart of this Amendment Agreement signed on behalf of the Borrower (which may include telecopy or electronic transmission of a signed signature page of this Amendment Agreement).

Section 5. Governing Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6. Miscellaneous; Counterparts. The provisions of Sections 10.01, 10.02, 10.04, 10.05, 10.10, 10.11, 10.13, 10.14 and 10.15 shall apply mutatis mutandis to this Amendment Agreement. This Amendment Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

WINDSTREAM SERVICES II, LLC, as Borrower

By:	/s/ Kristi Moody
	Name:	Kristi Moody
	Title:	Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to Amendment Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Daniel Luby
	Name:	Daniel Luby
	Title:	Vice President

[Signature Page to Amendment Agreement]

Exhibit A

Credit Agreement Amendments

[see attached]